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                                                                   EXHIBIT 99.11

DEBTOR:  CAT II, INC.                               CASE NUMBER:  01-10968 (JCA)

                            MONTHLY OPERATING REPORT
                               AS OF MAY 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED








In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that CAT II, Inc. was inactive for the above referenced period and, to the best of my knowledge, the foregoing is true and correct.






/s/ STEVE MOELLER
-------------------------------------
Steve Moeller
Director, Accounting